                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                   /s/ J. D. DONLON
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                /s/ LILYAN H. AFFINITO
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                 /s/ JAMES D. ALJIAN
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                             /s/ JOSEPH A. CALIFANO, JR.
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                /s/ THOMAS G. DENOMME
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                 /s/ ROBERT J. EATON
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                  /s/ EARL G. GRAVES
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                    /s/ KENT KRESA
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                /s/ ROBERT J. LANIGAN
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                  /s/ ROBERT A. LUTZ
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                 /s/ PETER A. MAGOWAN
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                   /s/ JOHN B. NEFF
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                /s/ MALCOLM T. STAMPER
                                          --------------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures of Chrysler Corporation, (and, in addition thereto if appropriate, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to up to $500,000,000 in principal amount of Exchange Debentures or Debentures of Chrysler Corporation) and any and all further amendments to such Registration Statements that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 14th day of February, 1997.

                                                 /s/ LYNTON R. WILSON
                                          --------------------------------------